The Gabelli ABC Fund

SUMMARY PROSPECTUS April 30, 2025 (as supplemented September 29, 2025)

Effective September 29, 2025, Class AAA shares were renamed Class I shares.

Class I (GABCX), Advisor (GADVX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at www.gabelli.com/funds/open_ends. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class I Shares	Advisor Class Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.37%	0.37%
Total Annual Fund Operating Expenses	0.87%	1.12%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$89	$277	$481	$1,072
Advisor Class Shares	$114	$356	$617	$1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 155% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in securities of domestic and foreign issuers that Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), virtually risk free U.S. Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 25% of its assets in lower quality fixed income securities, including up to 5% of its assets in securities of issuers that are in default, in order to seek higher income and capital appreciation. For additional information about selection of investments suitable for the Fund, see page 9 of this prospectus.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

●	the Adviser’s own evaluations of the “private market value” of the underlying assets and business of the company which is the value the Adviser believes informed investors would be willing to pay to acquire the entire company;

●	the interest or dividend income generated by the securities;

●	the potential for capital appreciation of the securities;

●	the prices of the securities relative to other comparable securities;

●	whether the securities are entitled to the benefits of sinking funds or other protective conditions;

●	the existence of any anti-dilution protections or guarantees of the security; and

●	the diversification of the Fund’s portfolio as to issuers.

The Adviser also evaluates the issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst: something in the company’s industry, indigenous to the company, or in the company’s country that will surface additional value.

The Adviser expects that, in accordance with the Fund’s investment objective, it will invest the Fund’s assets in a more conservative manner than it would in a small capitalization growth fund. For example, it may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund’s total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

Principal Risks

You may want to invest in the Fund if:

●	you favor a conservative approach to investments and returns

●	you seek stability of principal more than growth of capital

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The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

The principal risks presented by the Fund are:

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

●	Event Driven Risk. Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

●	Merger Risk. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Emerging Markets Risk. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

●	Hedging Risk. The success of hedging depends on the Adviser’s ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options.

●	Interest Rate Risk. Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes.

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●	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Lower Rated Securities. Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds.” Investments in lower rated securities may also include securities of issuers that are in default. Investments in securities of issuers in default present even greater risk exposure for the Fund.

●	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Non-Diversification Risk. As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks associated with a single economic, market, political or regulatory occurrence than shares of a diversified mutual fund.

●	Portfolio Turnover Risk. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

●	Short Sale Risk. Short positions in equity securities are generally considered to be more risky than long positions since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to its original purchase price.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

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●	Infectious Illness Risk. A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI ABC FUND
(Total Returns for Class I Shares for the Years Ended December 31)

10%
5%
0%
-5%
2.32%
3.08%
2.20%
0.20%
4.80%
2.90%
4.37%
-2.01%
6.93%
7.89%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the calendar years shown in the bar chart, the highest return for a quarter was 4.16% (quarter ended June 30, 2020), and the lowest return for a quarter was (5.78)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2024)	Past One Year	Past Five Years	Past Ten Years
The Gabelli ABC Fund Class I Shares[1]
Return Before Taxes	7.89%	3.96%	3.23%
Return After Taxes on Distributions	6.20%	2.99%	2.33%
Return After Taxes on Distributions and Sale of Fund Shares	5.03%	2.76%	2.20%
Advisor Class Shares
Return Before Taxes	7.67%	3.71%	2.97%
ICE Bank of America 3 Month U.S. Treasury Bill Index
(reflects no deduction for fees, expenses, or taxes)	5.25%	2.46%	1.77%
Lipper U.S. Treasury Money Market Fund Average	4.98%	2.26%	1.51%
Standard and Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

[1]	Effective September 29, 2025, Class AAA shares were renamed Class I shares.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class I shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on May 14, 1993.

Purchase and Sale of Fund Shares

The minimum initial investment for Class I and Advisor Class shares is $1,000. There is no minimum for subsequent investments. G.distributors, LLC, the Fund’s distributor and an affiliate of the Adviser (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219204, Kansas City, MO 64105-1307), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Fund shares can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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408 multi 2025

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